UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of January 27, 2005, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2005-HI1)

                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                        333-110340                             41-1808858
--------                                        ----------                             ----------
(State or Other Jurisdiction                    (Commission                            (I.R.S. Employer
of Incorporation)                               File Number)                           Identification No.)

8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                          55437
----------------------                          -----
(Address of Principal                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

Item 8.01. Other Events
           ------------

         The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "Experts" in the Prospectus Supplement relating to Home Loan Trust 2005-HI1, Home Loan-Backed Notes, Series 2005-HI1, are attached hereto, as
Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

         In addition, the unaudited financial statements of FGIC as of September 30, 2004 for the three-month and nine-month periods ended September 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

                (a) Not applicable

                (b) Not applicable

                (c) Exhibits:


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
                               Item 601(a) of
                               Regulation S-K
Exhibit No.                    Exhibit No.                   Description
-----------                    -----------                   -----------
1                              23.1                          Consent of KPMG LLP

                               23.2                          Consent of Ernst & Young LLP

                               99.1                          Financial  statements  of FGIC as of December 31, 2003
                                                             and 2002,  and for each of the years in the three-year
                                                             period ended December 31, 2003.

                               99.2                          The  unaudited  Financial  statements  of  FGIC  as of
                                                             September 30, 2004 for the  three-month and nine-month
                                                             periods ended September 30, 2004 and 2003.
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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.

                                            By:  /s/ Mark White
                                                ------------------------
                                            Name:    Mark White
                                            Title:   Vice President

Dated: January 19, 2005

                                  EXHIBIT INDEX


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
                         Item 601(a) of                                            Sequentially
Exhibit                  Regulation S-K                                            Numbered
Number                   Exhibit No.                Description                    Page
------                   -----------                -----------                    ----
1                        23.1                       Consent of KPMG LLP

                         23.2                       Consent of Ernst & Young LLP

                         99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31,
                                                    2003.

                         99.2                       The unaudited Financial
                                                    statements of FGIC as of
                                                    September 30, 2004 for the
                                                    three-month and nine-month
                                                    periods ended September 30,
                                                    2004 and 2003.
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